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                                                                   EXHIBIT 10.11

                               COMMERCIAL LEASE

MADE this 1st day of March, 1993, by and between

David C. and Janice L. Bramer

hereinafter called "Lessor" and

Diversified Group Administrators, Inc.      hereinafter called "TENANT."

1. DEMISE AND TERM: LESSOR, hereby leases to TENANT for the term of 3 years commencing on the 1st day of March, 1993 and ending on the 28th day of February, 1996, (the "TERM") the following described premises in its present condition:

Office building located at 505 Boone Avenue, North Strabane Twp., Washington County, Pennsylvania


(the "PREMISES"). TENANT also has a nonexclusive license for the benefit of TENANT, its employees, agents and invitees for access to and from the leased premises through the building and over property of LESSOR appurtenant thereto, and to use those parts of the building designated by LESSOR for use by TENANTS including but not limited to toilet rooms, elevators and unrestricted parking areas, if any.

2. RENEWAL: TENANT, if not in default under this lease, may extend the Term of this lease by written notice to the LESSOR received no later than three months before the expiration of the previous Term, for an additional period of 2 year(s) at the renewal Rent stated below, under the terms of this same lease.

3. RENT: The TENANT covenants to pay as Rent the total sum of Ninety Three Thousand Six Hundred Dollars ($93,600), payable in the installments of Two Thousand Six Hundred Dollars ($2,600) per month, in advance without demand on or before the first day of each month at the office of the LESSOR. In the event of renewal of this lease, monthly rent for 2 year(s) will be Thirty Three Thousand Dollars ($33,000) annually payable in installments of Two Thousand Seven Hundred Fifty Dollars ($2,750) per month without demand in advance on or before the first day of each month.
     The TENANT shall pay all Rent when due and payable, without any setoff, deduction or prior demand therefore whatsoever. Any payment by TENANT or acceptance by LESSOR of a lesser amount than shall be due from TENANT to LESSOR shall be treated as payment on account. The acceptance by LESSOR of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and LESSOR may accept such check without prejudice to any other rights or remedies which LESSOR may have against TENANT.

     The TENANT waives to the LESSOR the benefit of all laws now or hereafter in force, in this State or elsewhere exempting property from liability for rent or for debt including but not limited to Act No. 20 approved April 6, 1951, entitled "The Landlord And Tenant Act of 1951."

4. LATE CHARGES: Any provision of this lease to the contrary notwithstanding, TENANT shall pay a late charge in the amount of ten percent (10%) of the outstanding delinquent balance for any payment of Rent or Additional Rent not made within ten (10) days after the due date thereof to cover the extra expense involved in handling late payments. This charge is in addition to any other rights or remedies of the LESSOR.

5. ADDITIONAL RENT: TENANT shall pay as additional rental for the PREMISES, all gas and electricity used thereon, all garbage collection charges, all sanitary sewer charges or assessments, and all water rents assessed on the premises whether by meter rate or flat rate as due. On failure of TENANT to pay same when due, LESSOR shall enforce payment thereof in the same manner as rent in arrears.

6. CONDITION OF PREMISES: USE OF PREMISES: The TENANT hereby agrees to maintain and keep the PREMISES during the term of this lease in good repair, including but not limited to water pipes, their connections and all plumbing fixtures. The TENANT also agrees to keep the PREMISES, including the common area of the building, property of the LESSOR appurtenant thereto, and sidewalls free of rubbish, and in such condition as the Board of Health may require. TENANT further agrees to keep all sidewalks free from snow and ice.

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     All repairs, except those specific repairs set forth below which are the responsibility of the LESSOR, shall be made by the TENANT at its own expense. If the LESSOR pays for the same or any part thereof, it will be Additional Rent payable forthwith.

     TENANT further agrees not to make any alterations or improvements to the PREMISES without the consent of LESSOR, or to remove any additions or improvements whether made by the LESSOR or TENANT, nor to post bills or erect billboards or signs,without the written consent of the LESSOR, under penalty of instant forfeiture of this Lease and the terms hereof.

     The TENANT covenants to use the PREMISES only for business use and to surrender the same in as good order as they now are, reasonable wear and tear and accidents by fire alone excepted.

     The LESSOR shall be responsible for making only the following repairs:

     (1) repairs to any sprinkler system or heating, ventilating or air-conditioning system serving the PREMISES, if and to the extent installed by LESSOR, except computer room facilities and:

     (2) structural repairs to exterior walls, structural columns and structural floors which collectively enclose the PREMISES (excluding, however, storefronts) and the roof over the PREMISES;
provided TENANT shall give LESSOR notice of the necessity for such repairs and that such repairs did not arise from nor were they cause by the negligence or willful acts of TENANT, its agents, concessionaires, officers, employees, licensees, invitees, or contractors, or involve special needs of the business.

7. ASSIGNMENTS AND SUB-LETTING: The TENANT hereby agrees not to assign this lease voluntarily or involuntarily, nor to sub-let the premises or any part thereof, without the written consent of the LESSOR, under penalty of instant forfeiture of this lease.

8. COMPLIANCE WITH PUBLIC LAWS: The TENANT further agrees to perform, fully obey and comply with all ordinances, rules, regulations and laws of all public authorities, boards and officers relating to said premises, or any part thereof, for any purposes or use in violation of any law, statue or ordinance, whether federal, state or municipal, during the term of said lease or any renewal thereof.


9. TERMINATION; VACATING THE PREMISES: This lease shall terminate at the end of the Term or any renewal thereof without the necessity of any notice from either LESSOR or TENANT to terminate the same, and TENANT hereby expressly waives all right to any notice which may be required under any laws now or hereafter enacted and in force in Pennsylvania, including The Landlord And Tenant Act of 1951, Act of April 6, 1951, as amended. TENANT covenants and agrees to give up quiet and peaceful possession without further notice from said Lessor or agent.

10.  SECURITY DEPOSIT:  The TENANT, contemporaneously with the first Rent
installment, agrees to deposit with the LESSOR    xx    Dollars ($  xx  ) which
                                               --------           ------
sum shall be held by Lessor, without liability for interest, as security for the full faith and performance by Tenant of all of the terms, covenants and conditions of this lease by said Tenant to be kept and performed during the Term or any renewal thereof.

     If Rent becomes overdue and is unpaid, or any other sum payable by the TENANT to the LESSOR shall be overdue and unpaid, then the LESSOR may at its discretion, appropriate and apply any portion of the deposit to the payment of such sum. It is also within the LESSOR'S discretion to use such deposit to compensate for loss or damage suffered or sustained by LESSOR due to a failure of the TENANT to keep and perform any of the other terms, covenants and conditions of this lease. Should the entire deposit, or any portion thereof, be applied by LESSOR for the above stated purposes, then TENANT shall remit a sufficient amount in cash to restore said security to the original sum deposited. Failure to do so with xx days of the LESSOR'S written demand will
                                 ----
result in breach.

     Should TENANT comply with all of the terms of this lease, the deposit will
be returned to TENANT in full within  xx   days of the expiration of the term.
                                    ------

11. DISTRAINT: As additional security, TENANT acknowledges the LESSOR'S right to distrain, hold and sell with due legal notices all property on or to be brought on the premises in order to satisfy unpaid Rent, expenses, and Additional Rent, Any attempt by TENANT to remove said property while rents remain overdue will be deemed fraudulent and will result in the acceleration of rent, thereby causing all rent for the entire term to become due and payable. All goods so removed may be followed for30 days and seized for the collection of unpaid amounts.

12. DEFAULT; BREACH: It is further agreed that if the said TENANT shall default in the payment of any installment of Rent or Additional Rent; or shall remove or attempt to remove or express or declare an intention to remove any of the goods and chattels from the premises, or should an execution be issued against the TENANT, bankruptcy proceeding be begun by or against said TENANT, or an assignment be made by TENANT for the benefit of creditors, or a receiver appointed for TENANT, the and in such case the entire Rent for the balance of the said Term shall become immediately due and payable. In case of such assignment, bankruptcy proceedings, appointment of a receiver, or of a sale on legal process of TENANT'S goods, LESSOR, shall have the right to demand and receive the Rent for the balance of the Term, or renewal term which shall be first paid out of the proceeds of such assignment, bankruptcy or receiver's proceedings or sale on legal process, any law, usage or custom to the contrary notwithstanding.

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18. CONFESSION OF JUDGMENT/EJECTMENT: For value received and on any default of
Rent or additional Rent by TENANT under this lease, or on any and every breach of covenant or agreement by TENANT under the terms of this lease, the TENANT does hereby empower any attorney of any court of record within the Unites States or elsewhere, to appear for TENANT and with or without declaration filed, confess judgment against the TENANT, and in favor of said LESSOR, his heirs, devisees, executors, administrators or assigns, as of any term, for the sums due by reason of said default in the payment of Rent, including unpaid Rent for the balance of the term if the same shall have become due and payable under the provisions herein, and/or for the sum due by reason of any breach of covenant or agreement by TENANT herein, with costs of suit, and attorney's commission of thirty percent (30%) for collection and forthwith issue writ or writs of execution thereon, with release of all errors. and without stay of execution, and inquisition and extension upon any levy on real estate is hereby expressly waived, and condemnation agreed to, and exemption of any and all property from levy and sale by virtue of any exemption law now in force or which may be hereafter passed is also expressly waived by TENANT.

     In case of violation of any of the covenants or agreements in this lease by TENANT, the said TENANT further, at the option of said Lessor, authorizes and empowers any such attorney, either in addition to or without such judgment for the amount due according to the terms of this lease, to appear for said TENANT and confess judgment forthwith against TENANT, and in favor of Lessor, in an amicable action of ejectment for the PREMISES above described, with all the conditions, fees, releases, waivers of stay of execution and waiver of exemption to accompany said confession of judgment in ejectment as are set forth herein for confession of judgment for said sum or sums due: and authorizes the entry of such action, confession of judgment therein, and the immediate issuing of a Writ of Possession and Writ of Execution for the amount of such judgment and costs.

     In case of violation of any of the covenants or agreements in this lease, by TENANT, the TENANT expressly waives to the LESSOR the benefits of Act No. 20, approved April 6, 1951, entitled "The Landlord and Tenant Act of 1951," requiring notice to vacate the PREMISES.

14. NOTICE TO VACATE UPON SALE OF PREMISES: The TENANT expressly waives to the LESSOR the benefits of ACt No. 20, approved April 6, 1951, entitled "The Landlord And Tenant Act of 1951." requiring notice to vacate the PREMISES at any time upon receiving 90 day's notice in writing, in case of sale of said property.

15. LESSOR NOT LIABLE FOR INJURY OR DAMAGE TO PERSONS OR PROPERTY: The LESSOR shall not be liable for any injury or damage to any person or to any property at any time on said PREMISES or building from any cause whatever that may at any time exist from the use or condition of the PREMISES or building from any cause, during the Term or any renewal thereof.

16. INCREASED TAXES: In the event the taxes, including those imposed by any municipality, County, or School District, levied and assessed against the real estate or which the PREMISES are a part are increased beyond that imposed for the year 1992, whether occasioned by an increase in mileage or an increase in assessment or otherwise, the TENANT shall pay as Additional Rent its proportionate share of the increased taxes during the Term of this lease or any renewal thereof.

17. EXCLUSIVITY OF LESSOR'S REMEDIES: The receipt of rent after default, or after judgment or after execution, shall not deprived the LESSOR of other actions against the Tenant for possession or for rent or for damages, and all such remedies are non-exclusive and can be exercised concurretly or separately as LESSOR desires. The LESSOR may use the remedies herein given or those prescribed by law, or both, and the LESSOR or Agent may enter at will to inspect the premises, to take or send persons on said property, seeking to rent or purchase, make repairs or improvements and post notices of "To Let" and "For Sale."

18. SUCCESSORS AND ASSIGNS: All rights and liabilities herein given to or imposed upon either of the parties hereto, shall extend to the heirs, executors, administrators, successors and assigns of such party.

19. CONDEMNATION CLAUSE: In the event that all or part of the PREMISES is taken by eminent domain or conveyed in lieu thereof, if the leased PREMISES cannot reasonably be used by TENANT for their intended purpose, then the lease will terminate effective as of the date that the condemning authority shall take possession of the same.

20. TENANTS WAIVER OF DAMAGES AND EXCEPTIONS: TENANT hereby waives all claims against LESSOR by reason of a taking of the PREMISES and assigns to LESSOR any rights and damages to which TENANT might otherwise be entitled for condemnation of the leasehold estate created by this lease; except that TENANT shall be entitled to make any claim against the condemning authority for relocation damages, damages for tenant improvements and any other payments lawfully due tenants as such, without diminution of the sums due LESSOR.

21. FIRE CLAUSE: The TENANT hereby agrees to notify LESSOR of any damages to the leased PREMISES by fire or other hazard and also of any dangerous or hazardous condition within the leased PREMISES immediately upon the occurrence of such fire or other hazard or discovery of such condition.

     Upon occurrence of the fire, repairs shall be made by LESSOR as soon as reasonably may be done unless the costs of repairing the PREMISES exceed 25% of the replacement cost of the building in which case the LESSOR may, at its option, terminate this lease by giving TENANT written notice of termination within forty-five (45) days of the date of the occurrence.


thereof.
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     If the LESSOR does not terminate this Lease pursuant to the paragraph above, then the LESSOR has forty-five (45) days after the date of occurrence to give written notice to TENANT setting forth its unqualified commitment to make all necessary repairs or replacements, the projected date of commencement of such repairs, and the LESSOR'S best good faith estimate of the date of completion of the same.

     If the LESSOR fails to give such notice, or if the date of completion is more than 90 days after the date of occurrence, then the TENANT may, at its option, terminate this lease and the LESSOR will be obliged to refund to the TENANT any rent allocable to the period subsequent to the date of the fire.

22. WAIVER OF NONPERFORMANCE: Failure of the LESSOR to exercise any of its rights under the lease upon nonperformance by the TENANT of any condition, covenant or provision herein contained shall not be considered a waiver thereof, no shall any waiver of nonperformance of any such condition, covenant or provision by the LESSOR be construed as a waiver of the rights of the LESSOR as to any subsequent defective performance or nonperformance hereunder.

23. PAROL EVIDENCE CLAUSE: This instrument constitutes the final, fully integrated expression of the agreement between the LESSOR and TENANT. As such, it cannot be modified or amended in any way except in writing signed by the LESSOR and TENANT.

24. SUBORDINATION: this lease is subordinate to the lien of all present or future mortgages which affect the leased PREMISES and to all renewals, modifications, replacements and extensions thereof. This clause shall be self-operative but in any event TENANT hereby agrees to execute promptly and deliver any estoppel certificate or other assurances that LESSOR may request in furtherance hereof; provided, however, that in the event of foreclosure of any such mortgage or modification TENANT shall attorn to the purchase in foreclosure or who shall be named in any deed in lieu of foreclosures and shall recognize such purchaser as the LESSOR under this lease; and provided, further, that so long as TENANT is not in default hereunder, this lease shall remain in full force and effect.

25. SEVERABILITY CLAUSE: If any term, covenant, condition, or provision of this lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

26. PENNSYLVANIA LAW TO APPLY: This lease shall be construed under and in accordance with the laws of the Commonwealth of Pennsylvania.

     In Witness Whereof, the undersigned LESSOR and TENANT hereto execute this lease as of the day and date first above written.


WITNESS/ATTEST

                                                /s/ Janice L. Bramer
                                                /s/ David C. Bramer
------------------------------                  -----------------------(LESSOR)

------------------------------                  By: ---------------------------

                                                Title: ------------------------

------------------------------                  Diversified Group      (LESSEE)
                                                -------------------------------
------------------------------                                         (LESSEE)
                                                -------------------------------
------------------------------
                                                By:
                                                    ---------------------------

                                                Title:    CFO
                                                      -------------------------




                                     LEASE

                                     From

                         DAVID C. AND JANICE L. BRAMER

                                      To

                    DIVERSIFIED GROUP ADMINISTRATORS, INC.

                        Lease   $2,600       per month

                        Payable


                        Expires      2/26/96


                        assigns to

                        renewed to

                        renewed to

                        renewed to
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